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                                                                    EXHIBIT 10.3

                        GUARANTY AND SURETYSHIP AGREEMENT

      THIS GUARANTY AND SURETYSHIP AGREEMENT (this "GUARANTY") dated as of the 30th day of June, 2004, made by the Guarantors identified as such on the signature page hereof (each a "GUARANTOR" and collectively "GUARANTORS"), to the lenders parties to the Credit Agreement (as defined below) from time to time (the "LENDERS") and CITIZENS BANK OF PENNSYLVANIA, a banking association organized under the laws of the Commonwealth of Pennsylvania, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

                                   WITNESSETH:

      WHEREAS, certain of the Guarantors, Black Box Corporation of Pennsylvania, a Delaware corporation (the "Borrower"), Black Box Corporation, a Delaware corporation (the "Parent"), certain of the Lenders and the Agent (through its predecessor in interest, Mellon Bank, N.A.) entered into that certain Credit Agreement dated April 4, 2000, as amended (the "Existing Credit Agreement"), pursuant to which the Lenders made a revolving credit facility available to the Borrower;

      WHEREAS, in connection with the Existing Credit Agreement, certain of the Guarantors executed and delivered to the Lenders and the Agent that certain Guaranty and Suretyship Agreement dated as of April 4, 2000 (the "Existing Guaranty");

      WHEREAS, Guarantors, the Borrower, the Parent, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement, dated as of June 30th, 2004 (as amended, the "CREDIT AGREEMENT") which amended and restates the Existing Credit Agreement; and

      WHEREAS, the Guarantors will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement; and

      WHEREAS, it is a condition precedent to the extension of credit under the Credit Agreement that the Guarantors execute and deliver this Guaranty; and

      WHEREAS, this Guaranty, among other things, is made by the Guarantors to induce the Lenders to enter into the Loan Documents (as defined in the Credit Agreement) and to induce the Lenders to extend credit under the Credit Agreement;

      WHEREAS, this Guaranty amends and restates the Existing Guaranty.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged by each Guarantor, and intending to be legally bound, each Guarantor hereby agrees as follows:

                                   ARTICLE I.
                                   DEFINITIONS

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      1.1 Definitions.

            (a) Certain Definitions. Capitalized terms not otherwise defined herein shall have the meanings given in the Credit Agreement. In addition to the other terms defined elsewhere in this Agreement, as used herein the following terms shall have the following meanings:

                  "Guaranteed Obligations" shall mean all obligations from time to time of the Borrower to the Agent or any Lender under or in connection with any Loan Document, including all obligations to pay principal, interest, fees, indemnities or other amounts under such Loan Documents, in each case whether such obligations are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (including interest and other obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, dissolution or similar proceeding with respect to the Borrower or any other Person, or which would have arisen or accrued but for the commencement of such proceeding, even if such obligation or the claim therefor is not enforceable or allowable in such proceeding).

                                   ARTICLE II.
                             GUARANTY AND SURETYSHIP

      2.1 Guaranty and Suretyship. Each Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably guarantees and becomes surety for the full and punctual payment and performance of the Guaranteed Obligations as and when such payment or performance shall become due (at scheduled maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents. This Agreement is an agreement of suretyship as well as of guaranty, is a guarantee of payment and performance and not merely of collectibility, and is in no way conditioned upon any attempt to collect from or proceed against the Borrower or any other Person or any other event or circumstance. The obligations of the Guarantors under this Agreement are direct and primary obligations of each Guarantor and are independent of the Guaranteed Obligations, and a separate action or actions may be brought against any Guarantor regardless of whether action is brought against the Borrower or any other Person or whether the Borrower or any other Person is joined in any such action or actions.

      2.2 Obligations Absolute. Each Guarantor agrees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Guaranteed Obligations, any of the terms of the Loan Documents or the rights of the Agent or any Lender or any other Person with respect thereto. The obligations of the Guarantors under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:

            (a) any lack of legality, validity, enforceability, allowability (in a bankruptcy, insolvency, reorganization, dissolution or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Obligations;

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            (b)   any change in the amount, nature, time, place or manner of payment or performance of, or in any other term of, any of the Guaranteed Obligations (whether or not such change is contemplated by the Loan Documents as presently constituted, and specifically including any increase in the Guaranteed Obligations, whether resulting from the extension of additional credit to the Borrower or otherwise), any execution of any additional Loan Documents, or any amendment or waiver of or any consent to departure from any Loan Document;

            (c) any taking, exchange, release, impairment or nonperfection of any collateral, or any taking, release, impairment or amendment or waiver of or consent to departure from any other guaranty or other direct or indirect security for any of the Guaranteed Obligations;

            (d) any manner of application of collateral or other direct or indirect security for any of the Guaranteed Obligations, or proceeds thereof, to any of the Guaranteed Obligations, or any commercially reasonable manner of sale or other disposition of any collateral for any of the Guaranteed Obligations or any other assets of the Borrower;

            (e) any permanent impairment by any Lender or any other Person of any recourse of the Guarantor against the Borrower or any other Person, or any other permanent impairment by any Lender or any other Person of the suretyship status of the Guarantor;

            (f) any bankruptcy, insolvency, reorganization, dissolution or similar proceedings with respect to, or any change, restructuring or termination of the corporate structure or existence of, the Borrower, any Guarantor or any other Person; or

            (g) any failure of any Lender or any other Person to disclose to any Guarantor any information pertaining to the business, operations, condition (financial or other) or prospects of the Borrower or any other Person, or to give any other notice, disclosure or demand.

      2.3 Waivers, etc. Each Guarantor hereby irrevocably waives any defense to or limitation on its obligations under this Agreement arising out of or based upon any matter referred to in Section 2.2 and, without limiting the generality of the foregoing, any requirement of promptness, diligence or notice of acceptance, any other notice, disclosure or demand with respect to any of the Guaranteed Obligations and this Agreement, any requirement of acceptance hereof, reliance hereon or knowledge hereof by the Agent or any Lender, and any requirement that the Agent or any Lender protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral or other direct or indirect security for any of the Guaranteed Obligations. Notwithstanding the foregoing sentence, each Guarantor's waiver under this Section 2.3 shall apply only to each Guarantor's obligations hereunder and shall not limit or waive any of such Guarantor's rights or obligations as a borrower under the Credit Agreement or any subrogation rights.

      2.4 Reinstatement. This Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is avoided, rescinded or must otherwise be returned by the Agent or any Lender for any reason, all as though such payment had not been made.

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      2.5 No Stay. Without limiting the generality of any other provision of this Agreement, if any acceleration of the time for payment or performance of any Guaranteed Obligation, or any condition to any such acceleration, shall at any time be stayed, enjoined or prevented for any reason (including stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization, dissolution or similar proceeding), each Guarantor agrees that, for purposes of this Agreement and its obligations hereunder, at the option of the Agent such Guaranteed Obligation shall be deemed to have been accelerated and such condition to acceleration shall be deemed to have been met.

      2.6 Payments. All payments to be made by the Guarantors pursuant to this Agreement shall be made at the times and in the manner prescribed for payments in Articles II and III of the Credit Agreement, without setoff, counterclaim, withholding or other deduction of any nature. All payments made by the Guarantors pursuant to this Agreement may be applied to the Guaranteed Obligations and all other amounts payable under this Agreement in such order as the Agent may elect.

      2.7 Subrogation. Etc. Any rights which any Guarantor may have or acquire by way of subrogation, reimbursement, restitution, exoneration, contribution or indemnity, and any similar rights (whether arising by operation of law, by agreement or otherwise), against the Borrower arising from the existence, payment, performance or enforcement of any of the obligations of any Guarantor under or in connection with this Agreement, shall be subordinate in right of payment to the Guaranteed Obligations, and the Guarantors shall not exercise any such rights until all Guaranteed Obligations and all other obligations under this Agreement have been paid in cash or such other manner as may be acceptable to the Agent and performed in full and all commitments to extend credit under, and all Letters of Credit issued under, the Loan Documents shall have terminated. If, notwithstanding the foregoing, any amount shall be received by any Guarantor on account of any such rights at any time prior to the time at which all Guaranteed Obligations and all other obligations under this Agreement shall have been paid in cash or such other manner as may be acceptable to the Agent and performed in full and all commitments to extend credit under, and all Letters of Credit issued under, the Loan Documents shall have terminated, such amount shall be held by such Guarantor in trust for the benefit of the Lenders, segregated from other funds held by such Guarantor, and shall be forthwith delivered to Agent for the benefit of the Lenders in the exact form received by such Guarantor (with any necessary endorsement), to be applied to the Guaranteed Obligations, whether matured or unmatured, in such order as the Agent may elect, or to be held by the Agent as security for the Guaranteed Obligations and disposed of by the Agent in any lawful manner, all as the Agent may elect.

      2.8 Continuing Agreement. This Agreement is a continuing guaranty and shall continue in full force and effect until all Guaranteed Obligations and all other amounts payable under this Agreement have been paid in cash or such other manner as may be acceptable to the Agent and performed in full, and all commitments to extend credit under, and all Letters of Credit issued under, the Loan Documents have terminated, subject in any event to reinstatement in accordance with Section 2.4. Without limiting the generality of the foregoing, each Guarantor hereby irrevocably waives any right to terminate or revoke this Agreement.

      2.9 Limitation on Obligations. Notwithstanding any other provision hereof, to the extent that mandatory and nonwaivable provisions of applicable Law pertaining to fraudulent transfer

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or fraudulent conveyance otherwise would render the full amount of the obligations of the Guarantors under this Agreement avoidable, invalid or unenforceable, the obligations of each Guarantor under this Agreement shall be limited to the maximum amount which does not result in such avoidability, invalidity or unenforceability. In any action, suit or proceeding pertaining to this Agreement, the burden of proof, by clear and convincing evidence, shall be on the Person claiming that this Section 2.9 applies to limit any obligation of any Guarantor under this Agreement, or claiming that any obligation of any Guarantor under this Agreement is avoidable, invalid or unenforceable, as to each element of such claim.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      Each Guarantor hereby jointly and severally represents and warrants to the Agent and the Lenders as follows:

      3.1 Credit Agreement. The provisions of Article IV of the Credit Agreement are hereby incorporated by reference (together with all related definitions and cross references). Each Guarantor hereby jointly and severally represents and warrants to the Agent and the Lenders as provided therein.

      3.2 Representations and Warranties Remade at Each Extension of Credit. Each request (including any deemed request) by the Borrower for any extension of credit under any Loan Document shall be deemed to constitute a representation and warranty by the Guarantors to the Agent and the Lenders that the representations and warranties made by the Guarantors in this Article III are true and correct on and as of the date of such request with the same effect as though made on and as of such date. Failure by the Agent to receive notice from any Guarantor to the contrary before the Lenders make any extension of credit under any Loan Document shall constitute a further representation and warranty by the Guarantors to the Agent and the Lenders that the representations and warranties made by the Guarantors in this Article III are true and correct on and as of the date of such extension of credit with the same effect as though made on and as of such date.

                                   ARTICLE IV.
                                    COVENANTS

      4.1 Covenants Generally. Reference is hereby made to the provisions of Articles VI and VII of the Credit Agreement (together with all related definitions and cross references). To the extent such provisions impose upon the Borrower a duty to cause any Guarantor (or a Subsidiary of each Guarantor) to do or refrain from doing certain acts or things or to meet or refrain from meeting certain conditions, each Guarantor shall (or shall cause such Subsidiary of such Guarantor to, as the case may be) do or refrain from doing such acts or things, or meet or refrain from meeting such conditions, as the case may be.

                                   ARTICLE V.
                                  MISCELLANEOUS

      5.1 Amendments, etc. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by any Guarantor herefrom, shall in any event be effective

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unless in a writing manually signed by or on behalf of each Lender and each
Guarantor; provided that this Agreement may be terminated and any Guarantor or Guarantors may be released herefrom with the written consent of the Required Lenders in connection with the sale or other disposition of all of the capital stock of and other equity interests in such Guarantor to a Person or Persons other than the Borrower or a Subsidiary of a Borrower, which sale or other disposition is in compliance with the Credit Agreement and the Loan Documents. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      5.2 No Implied Waiver: Remedies Cumulative. No delay or failure of the Agent or any Lender in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Agent and the Lenders under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement, at law, or otherwise.

      5.3 Notices. Except to the extent, if any, otherwise expressly provided herein, all notices and other communications (collectively, "NOTICES") under this Agreement shall be in writing (including facsimile transmission) and shall be sent by certified or registered mail, by nationally-recognized overnight courier or by personal delivery. All notices shall be sent to the address specified in the Credit Agreement for the applicable party, or, in any case, to such other address as shall have been designated by the applicable party by notice to the other party hereto. Any properly given notice shall be effective when received, except that properly given notices to a Guarantor shall be effective at the following time, if earlier: if given by telephone, when telephoned; if by first-class mail, three Business Days after deposit in the mail; if by domestic overnight courier, one Business Day after pickup by such courier; and if by facsimile transmission, upon transmission. The Agent and the Lenders may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of a Guarantor, and Agent and the Lenders shall have no duty to verify the identity or authority of the Person giving such notice.

      5.4 Expenses. Each Guarantor agrees to pay upon demand all reasonable expenses (including reasonable fees and expenses of counsel) which the Agent or any Lender may incur from time to time arising from or relating to the administration of, or exercise, enforcement or preservation of rights or remedies under, this Agreement, other than costs and expenses incurred by the Agent or any Lender, respectively, in connection with any litigation which results in a final, non-appealable judgment against the Agent or such Lender.

      5.5 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

      5.6 Survival. All representations and warranties of the Guarantors contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Agent or any Lender, any extension of credit, or any other event or circumstance whatever.

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      5.7 Counterparts. This Agreement may be executed in any number of counterparts, including facsimile counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same agreement.

      5.8 Setoff. In the event that any obligation of any Guarantor now or hereafter existing under this Agreement or any other Loan Document shall have become due and payable, after an Event of Default under the Loan Documents has occurred, each Lender shall have the right from time to time, without notice to such Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of each Lender to the Guarantor, including all deposits (whether time or demand, general or special, provisionally or finally credited, however evidenced) now or hereafter maintained by such Guarantor with such Lender. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether such obligation to such Guarantor is absolute or contingent, matured or unmatured (it being agreed that each Lender may deem such obligation to be then due and payable at the time of such setoff), regardless of the offices or branches through which the parties are acting with respect to the offset obligations, regardless of whether the offset obligations are denominated in the same or different currencies, and regardless of the existence or adequacy of any other direct or indirect security or any other right or remedy available to such Lender. Nothing in this Agreement or any other Loan Document shall be deemed a waiver of or restriction on any right of setoff or banker's lien available to any Lender under this Section 5.8, at law or otherwise. Each Guarantor hereby agrees that any affiliate of any Lender, and any holder of a participation in any Guaranteed Obligations of any Guarantor under this Agreement, shall have the same rights of setoff as each Lender as provided in this Section 5.8 (regardless of whether such affiliate or participant otherwise would be deemed a creditor of such Guarantor).

      5.9 Construction. In this Agreement, unless the context otherwise clearly requires, references to the plural include the singular, the singular the plural, and the part the whole; the neuter case includes the masculine and feminine cases; and "or" is not exclusive. In this Agreement, any references to property (or similar terms) include any interest in such property (or other item referred to); "include," "includes," "including" and similar terms are not limiting; and "hereof," "herein," "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision; Section and other headings in this Agreement, and any table of contents herein, are for reference purposes only and shall not affect the interpretation of this Agreement in any respect. Section and other references in this Agreement are to this Agreement unless otherwise specified. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities against the party controlling the drafting, shall apply to this Agreement.

      5.10 Successors and Assigns. This Agreement shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agent, the Lenders and their respective successors and assigns. Without limitation of the foregoing, the Agent or any Lender (and any successive assignee or transferee) from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any Guaranteed Obligations, to any other Person, and such Guaranteed Obligations (including any Guaranteed

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Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Guaranteed Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Agent or any Lender, as the case may be, in this Agreement or otherwise.

      5.11 Certain Legal Matters.

            (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, exclusive of choice of law principles.

            (b)   Submission to Jurisdiction and Venue: Consent to Service of
Process: Waiver of Jury Trial: Etc. Each Guarantor hereby irrevocably and unconditionally:

                  (i) agrees that any action, suit or proceeding by any Person arising from or relating to this Agreement or any other Loan Document or any statement, course of conduct, act, omission or event in connection with any of the foregoing (collectively, "RELATED LITIGATION") may be brought in any state or federal court of competent jurisdiction sitting in Allegheny County, Pennsylvania, submits to the jurisdiction of such courts, and agrees not to bring any Related Litigation in any other forum (but nothing herein shall affect the right of the Agent or any Lender to bring any Related Litigation in any other forum);

                  (ii) acknowledges that such courts will be the most convenient forum for any Related Litigation, waives any objection to the laying of venue of any Related Litigation brought in any such court, waives any claim that any Related Litigation brought in any such court has been brought in an inconvenient forum, and waives any right to object, with respect to any Related Litigation, that such court does not have jurisdiction over it;

                  (iii) consents and agrees to service of any summons, complaint or other legal process in any Related Litigation by registered or certified U.S. mail, postage prepaid, to it at the address for notices described in this Agreement, and consents and agrees that such service shall constitute in every respect valid and effective service (but nothing herein shall affect the validity or effectiveness of process served in any other manner permitted by law); and

                  (iv) waives the right to trial by jury in any Related Litigation.

            (c) Limitation of Liability. No claim may be made by any Guarantor against the Agent or any Lender or any affiliate, director, officer, employee, attorney or agent of the Agent or any Lender for any special, indirect, consequential or punitive damages in respect of any claim arising from or relating to this Agreement or any other Loan Document or any statement, course of conduct, act, omission or event in connection with any of the foregoing (whether based on breach of contract, tort or any other theory of liability); and each Guarantor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist.

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      Each Guarantor acknowledges that it has been represented by legal counsel in connection with the execution and delivery of this Agreement and that it understands the provisions of this Agreement.

                          [SIGNATURE ON FOLLOWING PAGE]

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                  SIGNATURE PAGE 1 OF 1 TO SUBSIDIARY GUARANTY

      IN WITNESS WHEREOF, each Guarantor has executed and delivered this Agreement as of the date first above written.

                                             GUARANTORS:

                                             Each of the GUARANTORS listed
                                             in Schedule I attached hereto
                                             and made part hereof.

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________
                                             of each of the GUARANTORS listed on
                                             Schedule I hereto (except BB
                                             Technologies, Inc.) and Vice
                                             President of BB Technologies, Inc.

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                                   SCHEDULE I

                                   GUARANTORS

BBox Holding Company
Atimco Network Services, Inc.
American Telephone Wiring Company
Midwest Communications Technologies, Inc.
Associated Network Solutions, Inc.
Advanced Communications Corporation
Cable Consultants, Incorporated
Todd Communications, Inc.
Comm Line, Inc.
Koncepts Communications of L.I., Corp.
Communication Contractors, Inc.
U.S. Premise Networking Services, Inc.
Black Box Network Services, Inc. - Government Solutions
R&D Services, Inc.
Delaney Telecom, Inc.
Delaney Electrical Services, Inc.
K&A Communications, Inc.
Jet Line Communications, Inc.
FBS Communications, LP
A.T.S., Inc.
Advanced Network Technologies, Inc.
Teldata Corporation
ST Communications & Cabling, Inc.
Black Box Network Services & Electrical, Inc.
Black Box Network Services Baltimore, Inc.
Datel Communications, Inc.
Midwest Electronics and Communications, Inc.
Duracom, Inc.
Michael Electric, Inc.
Integrated Cabling Systems, Inc.
DESIGNet, Inc.
Telefuture Communications, Inc.
BB Technologies, Inc.

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